Exhibit 99.68

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
           Series 1998-24, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.313034
                                                      -------------------------
       Weighted average maturity                                        356.37
                                                      -------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
             Principal Per     Prepayments Per  Interest Per
      Class   Certificate        Certificate     Certificate   Payout Rate
      -----   -----------        -----------     -----------   -----------
       R    $ 1000.00000000   $ 984.80000000  $  5.20000000   % 6.24000000
       PO   $    2.36515215   $   1.42976240  $  0.00000000   % 0.00000000
       A1   $   68.22909088   $  67.19047834  $  5.20833332   % 6.24999998
       A2   $    0.00000000   $   0.00000000  $  5.20833341   % 6.25000009
       A3   $   57.89177293   $  57.01051944  $  5.20833333   % 6.25000000
       A4   $    0.00000000   $   0.00000000  $  5.41666493   % 6.49999792
       A5   $    0.00000000   $   0.00000000  $  5.20833343   % 6.25000011
       A6   $    0.00000000   $   0.00000000  $  5.41666842   % 6.50000210
       A7   $    0.00000000   $   0.00000000  $  5.62500092   % 6.75000110
       A8   $    0.00000000   $   0.00000000  $  5.00000000   % 6.00000000
       A9   $    0.00000000   $   0.00000000  $  5.41666911   % 6.50000293
       A10  $    0.00000000   $   0.00000000  $  5.00000000   % 6.00000000
       M    $    0.75459816   $   0.00000000  $  5.20833282   % 6.24999939
       B1   $    0.75459929   $   0.00000000  $  5.20833333   % 6.25000000
       B2   $    0.75459574   $   0.00000000  $  5.20833333   % 6.25000000
       B3   $    0.75459901   $   0.00000000  $  5.20833215   % 6.24999858
       B4   $    0.75459574   $   0.00000000  $  5.20834043   % 6.25000851
       B5   $    0.75460337   $   0.00000000  $  5.20833469   % 6.25000163

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $            N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            19,969.67
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       335,661,091.84
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,046
                                                               ----------------
      3.
     Beginning Aggregate Class Ending Aggregate        Ending
       Certificate Principal  Class Certificate  Single Certificate
Class         Balance         Principal Balance       Balance            Cusip
-----         -------         -----------------       -------            -----
R    $             100.00  $               0.00  $              0.00  36157RXJ9
PO   $          11,995.00  $          11,966.63  $            997.63  GEC9824PO
A1   $     173,097,900.00  $     161,287,587.65  $            931.77  36157RWY7
A2   $      21,409,000.00  $      21,409,000.00  $          1,000.00  36157RWZ4
A3   $      86,016,000.00  $      81,036,381.26  $            942.11  36157RXA8
A4   $       2,165,133.00  $       2,165,133.00  $          1,000.00  36157RXB6
A5   $      35,246,000.00  $      35,246,000.00  $          1,000.00  36157RXC4
A6   $       2,138,907.00  $       2,138,907.00  $          1,000.00  36157RXD2
A7   $       3,409,939.00  $       3,409,939.00  $          1,000.00  36157RXE0
A8   $       6,819,878.00  $       6,819,878.00  $          1,000.00  36157RXF7
A9   $       2,048,316.00  $       2,048,316.00  $          1,000.00  36157RXG5
A10  $       6,352,356.00  $       6,352,356.00  $          1,000.00  36157RXH3
SUP  $     351,376,271.00  $     334,577,519.49  $            952.19  GE9824SUP
M    $       6,520,000.00  $       6,515,080.02  $            999.25  36157RXK6
B1   $       2,820,000.00  $       2,817,872.03  $            999.25  36157RXL4
B2   $       1,410,000.00  $       1,408,936.02  $            999.25  36157RXM2
B3   $       1,409,000.00  $       1,407,936.77  $            999.25  36157RXN0
B4   $         705,000.00  $         704,468.01  $            999.25  36157RXP5
B5   $         881,999.77  $         881,334.21  $            999.25  36157RXQ3

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number                0        Principal Balance   $           0.00
                                  --------                           -----------
       2.   60-89 days
            Number                0        Principal Balance   $           0.00
                                  --------                           -----------
       3.   90 days or more
            Number                0        Principal Balance   $           0.00
                                  --------                           -----------
       4.   In Foreclosure
            Number                0        Principal Balance   $           0.00
                                  --------                           -----------
       5.   Real Estate Owned
            Number                0        Principal Balance   $           0.00
                                  --------                           -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                   -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.